UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

NorthWestern Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NorthWestern Corporation

d/b/a NorthWestern Energy

3010 W. 69th Street

Sioux Falls, SD 57108

www.northwesternenergy.com

March 23, 2009

Dear NorthWestern Corporation Stockholder:

We are pleased to announce that on March 13, 2009, our Board of Directors nominated Dorothy M. Bradley for election as a director at our 2009 annual meeting of stockholders to hold office until the annual meeting of stockholders in 2010 and until her successor has been duly elected and qualified.

Because this change adds Ms. Bradley to the slate of directors proposed to be elected at our annual meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement to allow stockholders to vote on the election of Ms. Bradley to a one-year term on our Board.

If you submit your proxy or voting instructions by one of the alternatives described in the Supplement, the receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Ms. Bradley to our Board.

Please read the Proxy Statement that was previously made available to stockholders and this Supplement in their entirety as together they contain all of the information that is important to your decisions in voting at the annual meeting.

Very truly yours,

Robert C. Rowe

President and Chief Executive Officer

[This page intentionally left blank]

NorthWestern Corporation

3010 W. 69th Street, Sioux Falls, South Dakota 57108

Amended Notice of Annual Meeting of Stockholders

The 2009 Annual Meeting of Stockholders of NorthWestern Corporation will be held on Wednesday, April 22, 2009, at 2:00 p.m. Mountain Time at the Montana Tech Student Union Building, 1300 West Park Street, Butte, Montana. The purpose of the annual meeting is to:

1.	Elect seven nominees to our Board of Directors to hold office until the annual meeting of stockholders in 2010 and until their successors are duly elected and qualified;
2.	Ratify our appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2009;
3.	Approve the NorthWestern Energy Employee Stock Purchase Plan;
4.	Elect one additional director to our Board of Directors to hold office until the annual meeting of stockholders in 2010 and until her successor has been duly elected and qualified; and
5.	Transact any other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

This year, we are pleased to be using the “Notice and Access” rule adopted by the Securities and Exchange Commission that allows companies to deliver a notice of Internet availability of proxy materials to stockholders in lieu of a paper copy of the proxy statement and our 2008 Annual Report. The Amended Notice contains instructions on how to access those documents online, describes matters to be considered at the meeting, and gives instructions as to how shares can be voted. Stockholders receiving the notice can request a paper copy of the proxy materials by following the instructions set forth in the notice. We believe that this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials. The Amended Notice was first mailed to stockholders on March 23, 2009.

Holders of common stock of NorthWestern Corporation at the close of business on February 23, 2009 will be entitled to vote on all matters that may come before the meeting or any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the meeting will be open for examination by any stockholder for any purpose germane to the meeting for a period of 10 days prior to the meeting at our office located at 3010 W. 69th Street, Sioux Falls, South Dakota, and also at the meeting.

Stockholders are urged to vote their proxy through the Internet, by telephone or by mail. A stockholder who attends the meeting in person may withdraw his or her proxy and vote at the meeting. The Board of Directors recommends a vote “FOR” each of the proposals.

By Order of the Board of Directors,

Miggie E. Cramblit

Vice President, General Counsel and Corporate Secretary

March 23, 2009

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS – APRIL 22, 2009

This supplement contains information related to the solicitation of proxies by the Board of Directors (the “Board”) of NorthWestern Corporation (“NorthWestern,” the “company,” “we,” “us,” or “our”) in connection with the annual meeting of stockholders to be held on Wednesday, April 22, 2009.

This Supplement to Proxy Statement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting and Proxy Statement, each dated March 9, 2009, previously made available to our stockholders in connection with the solicitation of proxies by our Board for the 2009 Annual Meeting of Stockholders to be held on Wednesday, April 22, 2009, at 2:00 p.m. Mountain Time at the Montana Tech Student Union Building, 1300 West Park Street, Butte, Montana, and at any and all adjournments or postponements of the annual meeting.

This Supplement is being furnished to provide information related to Proposal 4, which has been newly added to the agenda for the annual meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the annual meeting. Additional information is contained in the Proxy Statement for our annual meeting that was previously made available to our stockholders. If you previously received a Notice of Internet Availability, which we mailed on or about March 9, 2009, you may view the Proxy Statement, Supplement to Proxy Statement and our 2008 Annual Report at http://www.proxyvote.com. See “Important Notice Regarding Internet Availability of Proxy Materials” below.

Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on April 22, 2009:

The Proxy Statement, this Supplement and our 2008 Annual Report to Stockholders are available on the Internet at http://www.proxyvote.com.

Addition of Candidate for Election at the Annual Meeting

Our Board, acting upon the recommendation of our Nominating and Corporate Governance Committee, has authorized the addition of a candidate to our nominees for election to the Board at the annual meeting. Dorothy M. Bradley has been recommended as a nominee to stand for election as a director to serve until the next annual meeting of stockholders to be held in 2010 and until her successor has been duly elected and qualified. Biographical and other information concerning Ms. Bradley is provided below under “Proposal 4—Election of Additional Director.”

Voting; Revocability of Proxies

Stockholders can vote their shares with respect to each of the proposals set forth in the Amended Notice of Annual Meeting of Stockholders, including the newly added Proposal 4, by proxy via (1) the Internet, (2) a toll-free telephone call, or (3) by mailing their signed proxy card. Detailed instructions for voting can be found on the Internet at http://www.proxyvote.com.

If you previously submitted a proxy or voting instructions by Internet or telephone that did not include Proposal 4, the named proxyholders for the meeting, E. Linn Draper, Jr. and Robert C. Rowe, are not entitled to exercise their discretionary authority to vote for the election of Ms. Bradley as a director. Therefore, if you do not submit new voting instructions by one of the methods described above, your previously submitted proxy or voting instructions will remain valid and will be voted at the annual meeting with respect to Proposals 1, 2 and 3, but will not be counted in determining the outcome of the election of Ms. Bradley in Proposal 4. If you wish to vote your shares with respect to Proposal 4, you must submit your voting instructions by one of the methods described above.

Submitting your vote by proxy will not affect your right to attend the annual meeting and to vote in person. If you attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a proxy from the recordholder of the shares authorizing you to vote at the annual meeting.

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PROPOSAL 4

ELECTION OF ADDITIONAL DIRECTOR

On March 13, 2009, following the recommendation of a non-management director, our Nominating and Corporate Governance Committee recommended, and our Board approved, the nomination of Dorothy M. Bradley for election as a director at our 2009 annual meeting, in addition to the nominees described in Proposal 1 of the Proxy Statement, to serve until the next annual meeting of stockholders to be held in 2010 and until her successor has been duly elected and qualified. Ms. Bradley has consented to be named as a nominee for director in this Supplement and to serve if elected.

Biographical Information

Dorothy M. Bradley, age 62, nominee for director, is the retired District Court Administrator for the 18th Judicial Court of Montana (2000-2007); formerly was the Director of the University Water Center, an education and research arm of Montana State University (1993-2000); and served eight terms in the Montana House of Representative beginning in 1971. Ms. Bradley currently chairs the board of the Burton K. Wheeler Center for Public Policy, an independent, non-profit organization that promotes the discussion, analysis and eventual resolution of critical issues facing Montana and the region; is a member of the Montana Water Compact Commission; and is a National Advisor for the American Prairie Foundation.

Director Independence

Our Board has made an affirmative determination that Ms. Bradley meets the standards for “independence” set forth in our Corporate Governance Guidelines and applicable New York Stock Exchange rules.

Equity Security Ownership of Ms. Bradley

Ms. Bradley owns no shares of our common stock.

Vote Required and Recommendation of Our Board of Directors

Once a quorum has been established, the election of directors requires a plurality of the votes cast by the shares of common stock present in person or represented by proxy at the annual meeting. Our Majority Vote Policy for the election of directors provides that, in an uncontested election, any nominee for director who receives a greater number of “WITHHELD” votes from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation following certification of the stockholder vote under the procedures in the Policy. The Majority Vote Policy is explained in detail in our Proxy Statement. For purposes of Proposal 4, please note that proxies received that are marked “AGAINST” Ms. Bradley will be treated as a vote “WITHHELD” from Ms. Bradley.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF DOROTHY M. BRADLEY AS A DIRECTOR.

3

OTHER MATTERS

Other Business at the 2009 Annual Meeting – Discretionary Voting Authority

As of the date of this Supplement, management is not aware of any matter to be brought before the annual meeting, other than the matters described in the Amended Notice of Annual Meeting and described in the Proxy Statement and this Supplement. The persons named in the form of proxy solicited by our Board will vote all proxies, that have been properly executed, and if any matters not set forth in the Amended Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

4

AMENDED VOTING CARD

[Front Side]

[stockholder name and address]

YOUR VOTE IS IMPORTANT!

PLEASE VOTE PROMPTLY BY INTERNET, PHONE OR MAIL

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHWESTERN CORPORATION	For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
	All	All	Except	mark “For All Except” and write the number(s) of the
	__	__	__	nominee(s) on the line below.
________________________________

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS
1.	Election of Directors

     Nominees:

01 Stephen P. Adik	05 Philip L. Maslowe
02 E. Linn Draper, Jr.	06 D. Louis Peoples
03 Dana J. Dykhouse	07 Robert C. Rowe
04 Julia L. Johnson

Vote on Proposals	For	Against	Abstain

2.	Ratification of selection of Deloitte & Touche LLP as independent registered	__	__	__

accounting firm for fiscal year ended December 31, 2009.

3.	Approval of NorthWestern Energy Employee Stock Purchase Plan.	__	__	__

4.	Election of Dorothy M. Bradley to the Board of Directors.	__	__

5. Upon such other matters as may come before said meeting or any adjournment or postponement thereof, in the discretion of the Proxyholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN ITEM 1, “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ITEM 2, “FOR” APPROVAL OF THE NORTHWESTERN ENERGY EMPLOYEE STOCK PURCHASE PLAN IN ITEM 3, AND “FOR” THE NOMINEE NAMED IN ITEM 4.

Please sign exactly as name(s) appear(s) on this Proxy.

Joint owners should each sign personally. Corporation

Proxies should be signed by authorized officer. When

signing as executors, administrators, trustees, etc., give

full title.

________________________________________	_____________________	___________________________________________	_____________________
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

___________________________________________________________________________________________________________

AMENDED VOTING CARD

[Back Side]

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

PLEASE VOTE PROMPTLY BY INTERNET, PHONE OR MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, and Annual Report/10-K Wrap are available at www.proxyvote.com.

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

NORTHWESTERN CORPORATION

3010 W. 69TH STREET, SIOUX FALLS, SD 57108

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints E. Linn Draper, Jr. and Robert C. Rowe, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2009 Annual Meeting of Stockholders of NORTHWESTERN CORPORATION to be held at the Montana Tech Student Union Building, 1300 West Park Street, Butte, Montana at 2:00 p.m. Mountain Daylight Time, on Wednesday, April 22, 2009, or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at said Meeting as directed on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,

WILL BE VOTED “FOR” THE PROPOSALS.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 1]

***Exercise Your Right to Vote***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

NORTHWESTERN CORPORATION [stockholder name and address]	Meeting Information Meeting Type: Annual For holders as of: 2/23/09 Date: 4/22/09 Time: 2:00 p.m., MDT Location: Montana Tech Student Union Building 1300 West Park Street Butte, Montana

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 2]

----- Before You Vote ----

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE, PROXY STATEMENT                      SUPPLEMENT TO PROXY STATEMENT               ANNUAL REPORT/10-K WRAP

How to view Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:   1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 4/8/09.

----- How to Vote ---- Please Choose One of the Following Voting Methods

Vote in Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 3]

Voting Items

Board of Directors recommends a vote	For	Withhold	For All	To withhold authority to vote for any individual nominee(s),
“FOR” proposals 1, 2, 3 and 4	All	All	Except	mark “For All Except” and write the number(s) of the
	__	__	__	nominee(s) on the line below.
________________________________

1.	Election of Directors

Nominees:

01 Stephen P. Adik	05 Philip L. Maslowe
02 E. Linn Draper, Jr.	06 D. Louis Peoples
03 Dana J. Dykhouse	07 Robert C. Rowe
04 Julia L. Johnson

Vote on Proposals	For	Against	Abstain
2.	Ratification of selection of Deloitte & Touche LLP as independent registered	__	__	__

accounting firm for fiscal year ended December 31, 2009.

3.	Approval of NorthWestern Energy Employee Stock Purchase Plan.	__	__	__

4. Election of Dorothy M. Bradley to the Board of Directors	__	__

5. Upon such other matters as may come before said meeting or any adjournment or postponement thereof, in the discretion of the Proxyholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES NAMED IN ITEM 1, “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN ITEM 2, “FOR” APPROVAL OF THE NORTHWESTERN ENERGY EMPLOYEE STOCK PURCHASE PLAN IN ITEM 3, AND “FOR” THE NOMINEE NAMED IN ITEM 4.

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[page 4]

Non-voting Items

Change of Address/Comments

Please print new address or comments in the box below.

NORTHWESTERN CORPORATION

3010 W. 69TH STREET, SIOUX FALLS, SD 57108

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints E. Linn Draper, Jr. and Robert C. Rowe, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2009 Annual Meeting of Stockholders of NORTHWESTERN CORPORATION to be held at the Montana Tech Student Union Building, 1300 West Park Street, Butte, Montana at 2:00 p.m. Mountain Daylight Time, on Wednesday, April 22, 2009, or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at said Meeting as directed on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,

WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Authorized Signatures – This section must be completed for your instructions to be executed.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

___________________________________	___________________________________	_____________________
Signature (Please sign on line)	Signature (Joint Owners)	Date (Please print date)